ING LIFE INSURANCE AND ANNUITY COMPANY
and its Variable Annuity Account C

1984 Pen IRA

Supplement dated April 3, 2007 to the Contract Prospectus
and Statement of Additional Information,
each dated April 28, 2006, as supplemented

This supplement updates certain information contained in your Contract Prospectus and Statement of Additional Information (SAI). Please read it carefully and keep it with your current Contract Prospectus and SAI for future reference.

Effective April 28, 2007, the ING American Century Select Portfolio (Initial Class) will merge into the ING BlackRock Large Cap Growth Portfolio (Class I). After the close of business on April 27, 2007, all existing account balances invested in the ING American Century Select Portfolio (Initial Class) will be transferred to the ING BlackRock Large Cap Growth Portfolio (Class I). The ING BlackRock Large Cap Growth Portfolio (Class I) will be added to your contract on April 30, 2007.

Unless you provide us with alternative allocation instructions, all future allocations directed to the ING American Century Select Portfolio (Initial Class) after the date of the merger will be automatically allocated to the ING BlackRock Large Cap Growth Portfolio (Class I). You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

ING USFS Customer Service Defined Contribution Administration, TS21 151 Farmington Avenue Hartford, CT 06156-1258 1-800-262-3862

See also the Transfers Among Investment Options section of your Contract Prospectus for further information about making fund allocation changes.

X.75992-06C	April 2007